Û¨¸·¾·¬ ïðòï ÛÈÛÝËÌ×ÑÒ ÊÛÎÍ×ÑÒ ÚÑËÎÌØ ßÓÛÒÜÓÛÒÌ ÌÑ ßÓÛÒÜÛÜ ßÒÜ ÎÛÍÌßÌÛÜ ÎÛÝÛ×ÊßÞÔÛÍ ÐËÎÝØßÍÛ ßÙÎÛÛÓÛÒÌ ÌØ×Í ÚÑËÎÌØ ßÓÛÒÜÓÛÒÌ ÌÑ ßÓÛÒÜÛÜ ßÒÜ ÎÛÍÌßÌÛÜ ÎÛÝÛ×ÊßÞÔÛÍ ÐËÎÝØßÍÛ ßÙÎÛÛÓÛÒÌ ø¬¸» Nß³»²¼³»²¬M÷ô ¼¿¬»¼ ¿ ±º Ö«´§ ïïô îðïèô · »²¬»®»¼ ·²¬± ¾§ ¿²¼ ¿³±²¹ Í©·º¬ Î»½»·ª¿¾´» Ý±³°¿²§ ××ô ÔÔÝ ø¬¸» NÍ»´´»®M÷ô Í©·º¬ Ì®¿²°±®¬¿¬·±² Í»®ª·½»ô ÔÔÝ ø¬¸» NÍ»®ª·½»®M÷ô ¬¸» Ý±²¼«·¬ Ð«®½¸¿»® °¿®¬§ ¸»®»¬±ô ¬¸» Î»´¿¬»¼ Ý±³³·¬¬»¼ Ð«®½¸¿»® °¿®¬§ ¸»®»¬±ô ¬¸» Ð«®½¸¿»® ß¹»²¬ °¿®¬§ ¸»®»¬±ô ¬¸» ÔÝ Ð¿®¬·½·°¿²¬ °¿®¬§ ¸»®»¬± ¿²¼ ÐÒÝ Þ¿²µô Ò¿¬·±²¿´ ß±½·¿¬·±²ô ¿ ÔÝ Þ¿²µ ¿²¼ ¿ ¿¼³·²·¬®¿¬±® ø¬¸» Nß¼³·²·¬®¿¬±®M÷ò ß´´ ½¿°·¬¿´·¦»¼ ¬»®³ «»¼ ¸»®»·² ¿²¼ ²±¬ ¼»º·²»¼ ¸»®»·² ¸¿´´ ¸¿ª» ¬¸» ³»¿²·²¹ »¬ º±®¬¸ ·² ¬¸» ¸»®»·²¿º¬»® ¼»º·²»¼ Ð«®½¸¿» ß¹®»»³»²¬ò É×ÌÒÛÍÍÛÌØæ ÉØÛÎÛßÍô ¬¸» Í»´´»®ô Í»®ª·½»®ô ¬¸» Ý±²¼«·¬ Ð«®½¸¿»® º®±³ ¬·³» ¬± ¬·³» °¿®¬§ ¬¸»®»¬±ô ¬¸» Î»´¿¬»¼ Ý±³³·¬¬»¼ Ð«®½¸¿»® º®±³ ¬·³» ¬± ¬·³» °¿®¬§ ¬¸»®»¬±ô ¬¸» Ð«®½¸¿»® ß¹»²¬ º®±³ ¬·³» ¬± ¬·³» °¿®¬§ ¬¸»®»¬±ô ¬¸» ÔÝ Ð¿®¬·½·°¿²¬ º®±³ ¬·³» ¬± ¬·³» °¿®¬§ ¬¸»®»¬± ¿²¼ ¬¸» ß¼³·²·¬®¿¬±® ¸¿ª» ¸»®»¬±º±®» »¨»½«¬»¼ ¿²¼ ¼»´·ª»®»¼ ¿² ß³»²¼»¼ ¿²¼ Î»¬¿¬»¼ Î»½»·ª¿¾´» Ð«®½¸¿» ß¹®»»³»²¬ ¼¿¬»¼ ¿ ±º Ö«²» ïìô îðïí ø¿ ¿³»²¼»¼ô «°°´»³»²¬»¼ ±® ±¬¸»®©·» ³±¼·º·»¼ ¬¸®±«¹¸ ¬¸» ¼¿¬» ¸»®»±ºô ¬¸» NÐ«®½¸¿» ß¹®»»³»²¬M÷å ¿²¼ ÉØÛÎÛßÍô ¬¸» °¿®¬·» ¸»®»¬± ¼»·®» ¬± ¿³»²¼ ¬¸» Ð«®½¸¿» ß¹®»»³»²¬ ¿ °®±ª·¼»¼ ¸»®»·²å ÒÑÉô ÌØÛÎÛÚÑÎÛô º±® ¹±±¼ ¿²¼ ª¿´«¿¾´» ½±²·¼»®¿¬·±²ô ¬¸» ®»½»·°¬ ¿²¼ ¿¼»¯«¿½§ ±º ©¸·½¸ ¿®» ¸»®»¾§ ¿½µ²±©´»¼¹»¼ô ¬¸» °¿®¬·» ¸»®»¬± ¸»®»¾§ ¿¹®»» ¬¸¿¬ ¬¸» Ð«®½¸¿» ß¹®»»³»²¬ ¸¿´´ ¾» ¿²¼ · ¸»®»¾§ ¿³»²¼»¼ ¿ º±´´±©æ Í»½¬·±² ïò Ì¸» Ð«®½¸¿» ß¹®»»³»²¬ · ¸»®»¾§ ¿³»²¼»¼ ¿ º±´´±©æ ïòïò Ì¸» ®»º»®»²½» ¬± ¬¸» ¿³±«²¬ NüéëôðððôðððM ¿°°»¿®·²¹ ·² Í»½¬·±² ïòîí ±º ¬¸» Ð«®½¸¿» ß¹®»»³»²¬ · ¸»®»¾§ ®»°´¿½»¼ ©·¬¸ ¬¸» ¿³±«²¬ NüïéëôðððôðððMò ïòîò ß®¬·½´» × ±º ¬¸» Ð«®½¸¿» ß¹®»»³»²¬ · ¸»®»¾§ ¿³»²¼»¼ ¾§ ·²»®¬·²¹ ¿ ²»© Í»½¬·±² ïòîì ©¸·½¸ ¸¿´´ ®»¿¼ ¿ º±´´±©æ Í»½¬·±² ïòîì Í«½½»±® Ô×ÞÑÎ Ó¿®µ»¬ ×²¼»¨ Î¿¬» ¿²¼ Û«®±óÎ¿¬»ò ø¿÷ ×º ¬¸» ß¼³·²·¬®¿¬±® ¼»¬»®³·²» ø©¸·½¸ ¼»¬»®³·²¿¬·±² ¸¿´´ ¾» º·²¿´ ¿²¼ ½±²½´«·ª»ô ¿¾»²¬ ³¿²·º»¬ »®®±®÷ ¬¸¿¬ »·¬¸»® ø·÷ ø¨÷ ¬¸» ½·®½«³¬¿²½» »¬ º±®¬¸ ·² Í»½¬·±² ïòïï ¸¿ª» ¿®·»² ¿²¼ ¿®» «²´·µ»´§ ¬± ¾» ¬»³°±®¿®§ô ±® ø§÷ ¬¸» ½·®½«³¬¿²½» »¬ º±®¬¸ ·² Í»½¬·±² ïòïï ¸¿ª» ²±¬ ¿®·»² ¾«¬ ¬¸» ¿°°´·½¿¾´» «°»®ª·±® ±® ¿¼³·²·¬®¿¬±® ø·º ¿²§÷ ±º ¬¸» Ô×ÞÑÎ Ó¿®µ»¬ ×²¼»¨ ì¬¸ ß³»²¼³»²¬ ¬± ßúÎ ÎÐß ìèíéóðèêçóééðð ªòïíò¼±½ ìïïéîéï

Î¿¬»ô Û«®±óÎ¿¬» ±® ¿ Ù±ª»®²³»²¬¿´ ß«¬¸±®·¬§ ¸¿ª·²¹ ¶«®·¼·½¬·±² ±ª»® ¬¸» ß¼³·²·¬®¿¬±® ¸¿ ³¿¼» ¿ °«¾´·½ ¬¿¬»³»²¬ ·¼»²¬·º§·²¹ ¬¸» °»½·º·½ ¼¿¬» ¿º¬»® ©¸·½¸ ¬¸» Ô×ÞÑÎ Ó¿®µ»¬ ×²¼»¨ Î¿¬» ±® Û«®±ó Î¿¬» ¸¿´´ ²± ´±²¹»® ¾» «»¼ º±® ¼»¬»®³·²·²¹ ·²¬»®»¬ ®¿¬» º±® ´±¿² ø»·¬¸»® «½¸ ¼¿¬»ô ¿ NÔ×ÞÑÎ Ì»®³·²¿¬·±² Ü¿¬»M÷ô ±® ø··÷ ¿ ®¿¬» ±¬¸»® ¬¸¿² Ô×ÞÑÎ Ó¿®µ»¬ ×²¼»¨ Î¿¬» ±® Û«®±óÎ¿¬» ¸¿ ¾»½±³» ¿ ©·¼»´§ ®»½±¹²·¦»¼ ¾»²½¸³¿®µ ®¿¬» º±® ²»©´§ ±®·¹·²¿¬»¼ ´±¿² ·² Ü±´´¿® ·² ¬¸» ËòÍò ³¿®µ»¬ô ¬¸»² ¬¸» ß¼³·²·¬®¿¬±® ³¿§ ø«°±² ¬»² øïð÷ Þ«·²» Ü¿§K °®·±® ²±¬·½» ¿²¼ ·² ½±²«´¬¿¬·±² ©·¬¸ ¬¸» Í»´´»®÷ ½¸±±» ¿ ®»°´¿½»³»²¬ ·²¼»¨ º±® ¬¸» Ô×ÞÑÎ Ó¿®µ»¬ ×²¼»¨ Î¿¬» ¿²¼ Û«®±óÎ¿¬» ¿²¼ ³¿µ» ¿¼¶«¬³»²¬ ¬± ¿°°´·½¿¾´» ³¿®¹·² ¿²¼ ®»´¿¬»¼ ¿³»²¼³»²¬ ¬± ¬¸· ß¹®»»³»²¬ ¿ ®»º»®®»¼ ¬± ¾»´±© «½¸ ¬¸¿¬ô ¬± ¬¸» »¨¬»²¬ °®¿½¬·½¿¾´»ô ¬¸» ¿´´ó·² Ü·½±«²¬ ¾¿»¼ ±² ¬¸» ®»°´¿½»³»²¬ ·²¼»¨ ©·´´ ¾» «¾¬¿²¬·¿´´§ »¯«·ª¿´»²¬ ¬± ¬¸» ¿´´ó·² Ô×ÞÑÎ Ó¿®µ»¬ ×²¼»¨ Î¿¬» ±® Û«®±óÎ¿¬»ó¾¿»¼ Ü·½±«²¬ ·² »ºº»½¬ °®·±® ¬± ·¬ ®»°´¿½»³»²¬ò ø¾÷ Ì¸» ß¼³·²·¬®¿¬±® ¿²¼ ¬¸» Í»´´»® ¸¿´´ »²¬»® ·²¬± ¿² ¿³»²¼³»²¬ ¬± ¬¸· ß¹®»»³»²¬ ¬± ®»º´»½¬ ¬¸» ®»°´¿½»³»²¬ ·²¼»¨ô ¬¸» ¿¼¶«¬»¼ ³¿®¹·² ¿²¼ «½¸ ±¬¸»® ®»´¿¬»¼ ¿³»²¼³»²¬ ¿ ³¿§ ¾» ¿°°®±°®·¿¬»ô ·² ¬¸» ¼·½®»¬·±² ±º ¬¸» ß¼³·²·¬®¿¬±®ô º±® ¬¸» ·³°´»³»²¬¿¬·±² ¿²¼ ¿¼³·²·¬®¿¬·±² ±º ¬¸» ®»°´¿½»³»²¬ ·²¼»¨ó¾¿»¼ ®¿¬»ò Ò±¬©·¬¸¬¿²¼·²¹ ¿²§¬¸·²¹ ¬± ¬¸» ½±²¬®¿®§ ·² ¬¸· ß¹®»»³»²¬ ±® ¬¸» ±¬¸»® Ì®¿²¿½¬·±² Ü±½«³»²¬ ø·²½´«¼·²¹ô ©·¬¸±«¬ ´·³·¬¿¬·±²ô Í»½¬·±² êòï÷ «½¸ ¿³»²¼³»²¬ ¸¿´´ ¾»½±³» »ºº»½¬·ª» ©·¬¸±«¬ ¿²§ º«®¬¸»® ¿½¬·±² ±® ½±²»²¬ ±º ¿²§ ±¬¸»® °¿®¬§ ¬± ¬¸· ß¹®»»³»²¬ ¿¬ ëæðð °ò³ò Ò»© Ç±®µ Ý·¬§ ¬·³» ±² ¬¸» ¬»²¬¸ øïð¬¸÷ Þ«·²» Ü¿§ ¿º¬»® ¬¸» ¼¿¬» ¿ ¼®¿º¬ ±º ¬¸» ¿³»²¼³»²¬ · °®±ª·¼»¼ ¬± ¬¸» Ð«®½¸¿»® ß¹»²¬ô «²´» ¬¸» ß¼³·²·¬®¿¬±® ®»½»·ª»ô ±² ±® ¾»º±®» «½¸ ¬»²¬¸ øïð¬¸÷ Þ«·²» Ü¿§ô ¿ ©®·¬¬»² ²±¬·½» º®±³ ¬¸» Ó¿¶±®·¬§ Ð«®½¸¿»® ß¹»²¬ ¬¿¬·²¹ ¬¸¿¬ «½¸ Ð«®½¸¿»® ß¹»²¬ ±¾¶»½¬ ¬± «½¸ ¿³»²¼³»²¬ò ø½÷ Í»´»½¬·±² ±º ¬¸» ®»°´¿½»³»²¬ ·²¼»¨ô ¿¼¶«¬³»²¬ ¬± ¬¸» ¿°°´·½¿¾´» ³¿®¹·²ô ¿²¼ ¿³»²¼³»²¬ ¬± ¬¸· ß¹®»»³»²¬ ø·÷ ©·´´ ¾» ¼»¬»®³·²»¼ ©·¬¸ ¼«» ½±²·¼»®¿¬·±² ¬± ¬¸» ¬¸»²ó½«®®»²¬ ³¿®µ»¬ °®¿½¬·½» º±® ¼»¬»®³·²·²¹ ¿²¼ ·³°´»³»²¬·²¹ ¿ ®¿¬» ±º ·²¬»®»¬ º±® ²»©´§ ±®·¹·²¿¬»¼ ´±¿² ·² ¬¸» Ë²·¬»¼ Í¬¿¬» ¿²¼ ´±¿² ½±²ª»®¬»¼ º®±³ ¿ Ô×ÞÑÎ Ó¿®µ»¬ ×²¼»¨ Î¿¬» ±® Û«®±óÎ¿¬» ¾¿»¼ ®¿¬» ¬± ¿ ®»°´¿½»³»²¬ ·²¼»¨ó¾¿»¼ ®¿¬»ô ¿²¼ ø··÷ ³¿§ ¿´± ®»º´»½¬ ¿¼¶«¬³»²¬ ¬± ¿½½±«²¬ º±® ø¨÷ ¬¸» »ºº»½¬ ±º ¬¸» ¬®¿²·¬·±² º®±³ ¬¸» Ô×ÞÑÎ Ó¿®µ»¬ ×²¼»¨ Î¿¬» ±® Û«®±óÎ¿¬» ¬± ¬¸» ®»°´¿½»³»²¬ ·²¼»¨ ¿²¼ ø§÷ §·»´¼ó ±® ®·µó¾¿»¼ ¼·ºº»®»²½» ¾»¬©»»² ¬¸» Ô×ÞÑÎ Ó¿®µ»¬ ×²¼»¨ Î¿¬» ±® Û«®±óÎ¿¬» ¿²¼ ¬¸» ®»°´¿½»³»²¬ ·²¼»¨ò î

ø¼÷ Ë²¬·´ ¿² ¿³»²¼³»²¬ ®»º´»½¬·²¹ ¿ ²»© ®»°´¿½»³»²¬ ·²¼»¨ ·² ¿½½±®¼¿²½» ©·¬¸ ¬¸· Í»½¬·±² ïòîì · »ºº»½¬·ª»ô ¬¸» Ü·½±«²¬ º±® ¿²§ ±«¬¬¿²¼·²¹ Ð±®¬·±² ±º Ý¿°·¬¿´ ¬¸»² º«²¼»¼ ¿¬ ¬¸» ß´¬»®²¿¬» Î¿¬» ¼»¬»®³·²»¼ ¾§ ®»º»®»²½» ¬± ¬¸» Û«®±óÎ¿¬» ±® ¬¸» Ô×ÞÑÎ Ó¿®µ»¬ ×²¼»¨ Î¿¬» ©·´´ ½±²¬·²«» ¬± ¾» ¼»¬»®³·²»¼ ¾§ ®»º»®»²½» ¬± ¬¸» Ô×ÞÑÎ Ó¿®µ»¬ ×²¼»¨ Î¿¬» ±® Û«®±óÎ¿¬»ô ¿ ¿°°´·½¿¾´»å °®±ª·¼»¼ ¸±©»ª»®ô ¬¸¿¬ ·º ¬¸» ß¼³·²·¬®¿¬±® ¼»¬»®³·²» ø©¸·½¸ ¼»¬»®³·²¿¬·±² ¸¿´´ ¾» º·²¿´ ¿²¼ ½±²½´«·ª»ô ¿¾»²¬ ³¿²·º»¬ »®®±®÷ ¬¸¿¬ ¿ Ô×ÞÑÎ Ì»®³·²¿¬·±² Ü¿¬» ¸¿ ±½½«®®»¼ô ¬¸»² º±´´±©·²¹ ¬¸» Ô×ÞÑÎ Ì»®³·²¿¬·±² Ü¿¬»ô ¿´´ ±«¬¬¿²¼·²¹ Ð±®¬·±² ±º Ý¿°·¬¿´ ¬¸»² º«²¼»¼ ¿¬ ¬¸» ß´¬»®²¿¬» Î¿¬» ¼»¬»®³·²»¼ ¾§ ®»º»®»²½» ¬± ¬¸» Û«®±óÎ¿¬» ±® ¬¸» Ô×ÞÑÎ Ó¿®µ»¬ ×²¼»¨ Î¿¬» ¸¿´´ ¿«¬±³¿¬·½¿´´§ ¾» ½±²ª»®¬»¼ ¬± ¬¸» ß´¬»®²¿¬» Î¿¬» ¼»¬»®³·²»¼ ¾§ ®»º»®»²½» ¬± ¬¸» Þ¿» Î¿¬» «²¬·´ «½¸ ¬·³» ¿ ¿² ¿³»²¼³»²¬ ®»º´»½¬·²¹ ¿ ®»°´¿½»³»²¬ ·²¼»¨ ¿²¼ ®»´¿¬»¼ ³¿¬¬»® ¿ ¼»½®·¾»¼ ¿¾±ª» · ·³°´»³»²¬»¼ò ø»÷ Ò±¬©·¬¸¬¿²¼·²¹ ¿²§¬¸·²¹ ¬± ¬¸» ½±²¬®¿®§ ½±²¬¿·²»¼ ¸»®»·²ô ·º ¿¬ ¿²§ ¬·³» ¬¸» ®»°´¿½»³»²¬ ·²¼»¨ · ´» ¬¸¿² ¦»®±ô ¿¬ «½¸ ¬·³»ô «½¸ ·²¼»¨ ¸¿´´ ¾» ¼»»³»¼ ¬± ¾» ¦»®± º±® °«®°±» ±º ¬¸· ß¹®»»³»²¬ò ïòíò Ì¸» º±´´±©·²¹ ¼»º·²»¼ ¬»®³ ¿°°»¿®·²¹ ·² Û¨¸·¾·¬ × ±º ¬¸» Ð«®½¸¿» ß¹®»»³»²¬ ¿®» ¸»®»¾§ ¿³»²¼»¼ ¿²¼ ®»¬¿¬»¼ ·² ¬¸»·® »²¬·®»¬§ ¿²¼ ¿ ± ¿³»²¼»¼ ¿²¼ ®»¬¿¬»¼ ¸¿´´ ®»¿¼ ¿ º±´´±©æ NÝ¿´½«´¿¬·±² Ð»®·±¼M ³»¿²ô ©·¬¸ ®»°»½¬ ¬± ¿²§ Ð±®¬·±² ±º Ý¿°·¬¿´ô ø¿÷ ·²·¬·¿´´§ô ¬¸» °»®·±¼ ½±³³»²½·²¹ ±² ø¿²¼ ·²½´«¼·²¹÷ ¬¸» ¼¿¬» ±º ¬¸» ·²·¬·¿´ Ð«®½¸¿» ±® º«²¼·²¹ ±º «½¸ Ð±®¬·±² ±º Ý¿°·¬¿´ ¿²¼ »²¼·²¹ ±² ø¿²¼ ·²½´«¼·²¹÷ ¬¸» ´¿¬ ¼¿§ ±º ¬¸» ½¿´»²¼¿® ³±²¬¸ ·² ©¸·½¸ «½¸ º«²¼·²¹ ±½½«®ô ¿²¼ ø¾÷ ¬¸»®»¿º¬»®ô »¿½¸ «½½»·ª» °»®·±¼ ½±³³»²½·²¹ ±² ø¿²¼ ·²½´«¼·²¹÷ ¬¸» º·®¬ ¼¿§ ±º »¿½¸ ½¿´»²¼¿® ³±²¬¸ ¿²¼ »²¼·²¹ ±² ø¿²¼ ·²½´«¼·²¹÷ ¬¸» ´¿¬ ¼¿§ ±º «½¸ ½¿´»²¼¿® ³±²¬¸å °®±ª·¼»¼ ¬¸¿¬ ©·¬¸ ®»°»½¬ ¬± »¿½¸ Ð±®¬·±² ±º Ý¿°·¬¿´ ±«¬¬¿²¼·²¹ °®·±® ¬± ¬¸» Ú±«®¬¸ ß³»²¼³»²¬ Ûºº»½¬·ª» Ü¿¬»ô ø·÷ ¬¸» Ý¿´½«´¿¬·±² Ð»®·±¼ ±«¬¬¿²¼·²¹ ±² ¬¸» Ú±«®¬¸ ß³»²¼³»²¬ Ûºº»½¬·ª» Ü¿¬» ¸¿´´ »²¼ ±² ø¾«¬ ²±¬ ·²½´«¼»÷ Ö«´§ îðô îðïèô ø··÷ ¬¸» Ý¿´½«´¿¬·±² Ð»®·±¼ ½±³³»²½·²¹ ±² ø¿²¼ ·²½´«¼·²¹÷ Ö«´§ îðô îðïèô ¸¿´´ »²¼ ±² ø¿²¼ ·²½´«¼»÷ Ö«´§ íïô îðïèô ¿²¼ ø···÷ »¿½¸ Ý¿´½«´¿¬·±² Ð»®·±¼ ¬¸»®»¿º¬»® ¸¿´´ ¾» ¼»¬»®³·²»¼ ·² ¿½½±®¼¿²½» ©·¬¸ ½´¿«» ø¾÷ ¿¾±ª»ò NÝ±²½»²¬®¿¬·±² Î»»®ª» Ð»®½»²¬¿¹»M ³»¿²ô ¿¬ ¿²§ ¬·³»ô ¬¸» ®¿¬·± ø»¨°®»»¼ ¿ ¿ °»®½»²¬¿¹»÷ ø¿÷ ¬¸» ´¿®¹»¬ ±º ¬¸» º±´´±©·²¹ ø·÷ ¬¸» «³ ±º ¬¸» º·ª» øë÷ ´¿®¹»¬ Ù®±«° Ü Ñ¾´·¹±® Î»½»·ª¿¾´» ¾¿´¿²½» ø«° ¬± ¬¸» Ý±²½»²¬®¿¬·±² Ð»®½»²¬¿¹» º±® »¿½¸ í

«½¸ Ñ¾´·¹±®÷ô ø··÷ ¬¸» «³ ±º ¬¸» ¬¸®»» øí÷ ´¿®¹»¬ Ù®±«° Ý Ñ¾´·¹±® Î»½»·ª¿¾´» ¾¿´¿²½» ø«° ¬± ¬¸» Ý±²½»²¬®¿¬·±² Ð»®½»²¬¿¹» º±® »¿½¸ «½¸ Ñ¾´·¹±®÷ô ø···÷ ¬¸» «³ ±º ¬¸» ¬©± øî÷ ´¿®¹»¬ Ù®±«° Þ Ñ¾´·¹±® Î»½»·ª¿¾´» ¾¿´¿²½» ø«° ¬± ¬¸» Ý±²½»²¬®¿¬·±² Ð»®½»²¬¿¹» º±® «½¸ Ñ¾´·¹±®÷ô ¿²¼ ø·ª÷ ¬¸» ´¿®¹»¬ Ù®±«° ß Ñ¾´·¹±® Î»½»·ª¿¾´» ¾¿´¿²½» ø«° ¬± ¬¸» Ý±²½»²¬®¿¬·±² Ð»®½»²¬¿¹» º±® «½¸ Ñ¾´·¹±®÷ô ¼·ª·¼»¼ ¾§ ø¾÷ ¬¸» «³ ±º ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ Û´·¹·¾´» Î»½»·ª¿¾´» ·² ¬¸» Î»½»·ª¿¾´» Ð±±´å °®±ª·¼»¼ô ¸±©»ª»® ¬¸¿¬ º±® °«®°±» ±º ¼»¬»®³·²·²¹ ½´¿«» ø¿÷ ±º ¬¸» Ý±²½»²¬®¿¬·±² Î»»®ª» Ð»®½»²¬¿¹»ô ¬¸» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ©·¬¸ ®»°»½¬ ¬± ¿´´ Î»½»·ª¿¾´» ¬¸» Ñ¾´·¹±® ±º ©¸·½¸ · ¬¸» Í°»½·¿´ Ñ¾´·¹±® ¸¿´´ ¾» »¨½´«¼»¼ «²¬·´ ¬¸» ±½½«®®»²½» ±º ¿ Í°»½·¿´ Ñ¾´·¹±® Ì®·¹¹»® Ûª»²¬ò NÝ®»¼·¬ ß¹®»»³»²¬M ³»¿² ¬¸¿¬ ½»®¬¿·² Ý®»¼·¬ ß¹®»»³»²¬ô ¼¿¬»¼ ¿ ±º Í»°¬»³¾»® îçô îðïéô ¾§ ¿²¼ ¿³±²¹ ¬¸» Ð¿®»²¬ô ¿ ¾±®®±©»®ô ¬¸» ´»²¼»® °¿®¬§ ¬¸»®»¬±ô É»´´ô ¿ ¿¼³·²·¬®¿¬·ª» ¿¹»²¬ô ©·²¹´·²» ´»²¼»® ¿²¼ ·«·²¹ ´»²¼»®ô ¿²¼ Þ¿²µ ±º ß³»®·½¿ô Òòßò ¿²¼ ÐÒÝô ¿ ½±ó§²¼·½¿¬·±² ¿¹»²¬ô ¿²¼ ¬¸» ±¬¸»® Ô»²¼»® °¿®¬§ ¬¸»®»¬± ø¿ ¬¸» ¿³» ³¿§ ¾» ¿³»²¼»¼ô ®»¬¿¬»¼ô «°°´»³»²¬»¼ ±® ±¬¸»®©·» ³±¼·º·»¼ º®±³ ¬·³» ¬± ¬·³»÷ò NÛ¨½» Ý±²½»²¬®¿¬·±²M ³»¿²ô º±® ¿²§ ¼¿§ô ¬¸» «³ ±ºô ©·¬¸±«¬ ¼«°´·½¿¬·±²ô ø¿÷ ¬¸» «³ ±º ¬¸» ¿³±«²¬ ¾§ ©¸·½¸ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ Û´·¹·¾´» Î»½»·ª¿¾´» ¬¸»² ·² ¬¸» Î»½»·ª¿¾´» Ð±±´ ±º »¿½¸ Ñ¾´·¹±® »¨½»»¼ ¿² ¿³±«²¬ »¯«¿´ ¬± ø·÷ ¬¸» ¿°°´·½¿¾´» Ý±²½»²¬®¿¬·±² Ð»®½»²¬¿¹» º±® «½¸ Ñ¾´·¹±® ³«´¬·°´·»¼ ¾§ ø··÷ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ Û´·¹·¾´» Î»½»·ª¿¾´» ¬¸»² ·² ¬¸» Î»½»·ª¿¾´» Ð±±´ô °´« ø¾÷ ¬¸» ¿³±«²¬ ¾§ ©¸·½¸ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ Û´·¹·¾´» Î»½»·ª¿¾´» ¬¸»² ·² ¬¸» Î»½»·ª¿¾´» Ð±±´ ¬¸» Ñ¾´·¹±® ±º ©¸·½¸ · ¿ ®»·¼»²¬ ±º Ó»¨·½± »¨½»»¼ ¿² ¿³±«²¬ »¯«¿´ ¬± ø·÷ íòðû ø±® «½¸ ´±©»® ¿³±«²¬ ¿¬ ¬¸» ±´» ¼·½®»¬·±² ±º ¿²§ Ð«®½¸¿»® «°±² ¬»² øïð÷ ¼¿§ °®·±® ©®·¬¬»² ²±¬·½» ¬± ¬¸» Í»´´»® ø·¬ ¾»·²¹ «²¼»®¬±±¼ ¬¸¿¬ «½¸ °»®½»²¬¿¹» ³¿§ ¾» ®»¼«½»¼ ¬± ¦»®±÷÷ ³«´¬·°´·»¼ ¾§ ø··÷ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ Û´·¹·¾´» Î»½»·ª¿¾´» ¬¸»² ·² ¬¸» Î»½»·ª¿¾´» Ð±±´ô °´« ø½÷ ¬¸» ¿³±«²¬ ¾§ ©¸·½¸ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ Û´·¹·¾´» Î»½»·ª¿¾´» ¬¸»² ·² ¬¸» Î»½»·ª¿¾´» Ð±±´ ¬¸» Ñ¾´·¹±® ±º ©¸·½¸ · ¿ ®»·¼»²¬ ±º Ý¿²¿¼¿ »¨½»»¼ ¿² ¿³±«²¬ »¯«¿´ ¬± ø·÷ ëòðû ³«´¬·°´·»¼ ¾§ ø··÷ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ Û´·¹·¾´» Î»½»·ª¿¾´» ¬¸»² ·² ¬¸» Î»½»·ª¿¾´» Ð±±´ô °´« ø¼÷ ¬¸» ¿³±«²¬ ¾§ ©¸·½¸ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ Û´·¹·¾´» Î»½»·ª¿¾´» ¬¸»² ·² ¬¸» Î»½»·ª¿¾´» Ð±±´ ¬¸¿¬ ¸¿ª» ²±¬ ¾»»² ·²ª±·½»¼ ¬± ¬¸» Ñ¾´·¹±® ¬¸»®»±º ²± ³±®» ¬¸¿² ìë ¼¿§ ·²½» ¬¸» ¼¿¬» ¬¸¿¬ «½¸ Û´·¹·¾´» Î»½»·ª¿¾´» ©¿ ½®»¿¬»¼ »¨½»»¼ ¿² ¿³±«²¬ »¯«¿´ ¬± ø·÷ ïëòðû ì

³«´¬·°´·»¼ ¾§ ø··÷ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ Û´·¹·¾´» Î»½»·ª¿¾´» ¬¸»² ·² ¬¸» Î»½»·ª¿¾´» Ð±±´ô °´« ø»÷ ¬¸» ¿³±«²¬ ¾§ ©¸·½¸ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ Û´·¹·¾´» Î»½»·ª¿¾´» ¬¸»² ·² ¬¸» Î»½»·ª¿¾´» Ð±±´ ¬¸¿¬ ¸¿ª» ²±¬ ¾»»² ·²ª±·½»¼ ¬± ¬¸» Ñ¾´·¹±® ¬¸»®»±º ³±®» ¬¸¿² ìë ¼¿§ ¾«¬ ´» ¬¸¿² êï ¼¿§ ·²½» ¬¸» ¼¿¬» ¬¸¿¬ «½¸ Û´·¹·¾´» Î»½»·ª¿¾´» ©¿ ½®»¿¬»¼ »¨½»»¼ ¿² ¿³±«²¬ »¯«¿´ ¬± ø·÷ îòðû ³«´¬·°´·»¼ ¾§ ø··÷ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ Û´·¹·¾´» Î»½»·ª¿¾´» ¬¸»² ·² ¬¸» Î»½»·ª¿¾´» Ð±±´ô °´« øº÷ ¬¸» ¿³±«²¬ ¾§ ©¸·½¸ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ ÚËÓÍ Î»½»·ª¿¾´» ¬¸»² ·² ¬¸» Î»½»·ª¿¾´» Ð±±´ »¨½»»¼ ¿² ¿³±«²¬ »¯«¿´ ¬± ø·÷ ìòðû ø±® «½¸ ±¬¸»® ¿³±«²¬ ¿ ³¿§ ¾» ¿¹®»»¼ ¬± ·² ©®·¬·²¹ ¾§ ¬¸» Í»´´»® ¿²¼ »¿½¸ Ð«®½¸¿»® Ù®±«° º®±³ ¬·³» ¬± ¬·³»÷ ³«´¬·°´·»¼ ¾§ ø··÷ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ Û´·¹·¾´» Î»½»·ª¿¾´» ¬¸»² ·² ¬¸» Î»½»·ª¿¾´» Ð±±´ô °´« ø¹÷ ¬¸» ¿³±«²¬ ¾§ ©¸·½¸ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ Û´·¹·¾´» Î»½»·ª¿¾´» ¬¸»² ·² ¬¸» Î»½»·ª¿¾´» Ð±±´ ¬¸» Ñ¾´·¹±® ±º ©¸·½¸ · ¿ Ù±ª»®²³»²¬¿´ ß«¬¸±®·¬§ »¨½»»¼ ¿² ¿³±«²¬ »¯«¿´ ¬± ø·÷ ïòðû ³«´¬·°´·»¼ ¾§ ø··÷ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ Û´·¹·¾´» Î»½»·ª¿¾´» ¬¸»² ·² ¬¸» Î»½»·ª¿¾´» Ð±±´ò NÚ¿½·´·¬§ Ì»®³·²¿¬·±² Ü¿¬»M ³»¿² ¬¸» »¿®´·»¬ ¬± ±½½«® ±ºæ ø¿÷ ©·¬¸ ®»°»½¬ ¬± »¿½¸ Ð«®½¸¿»®ô Ö«´§ çô îðîïô ø¾÷ ¬¸» ¼¿¬» ¼»¬»®³·²»¼ °«®«¿²¬ ¬± Í»½¬·±² îòî ±º ¬¸· ß¹®»»³»²¬ô ø½÷ ¬¸» ¼¿¬» ¬¸» Ð«®½¸¿» Ô·³·¬ ®»¼«½» ¬± ¦»®± °«®«¿²¬ ¬± Í»½¬·±² ïòïø½÷ ±º ¬¸· ß¹®»»³»²¬ô ø¼÷ ©·¬¸ ®»°»½¬ ¬± »¿½¸ Ý±²¼«·¬ Ð«®½¸¿»®ô ¬¸» ¼¿¬» ¬¸¿¬ ¬¸» ½±³³·¬³»²¬ ±º ¿´´ ±º ¬¸» Ô·¯«·¼·¬§ Ð®±ª·¼»® ¬»®³·²¿¬» «²¼»® ¬¸» ®»´¿¬»¼ Ô·¯«·¼·¬§ ß¹®»»³»²¬ô ø»÷ ©·¬¸ ®»°»½¬ ¬± »¿½¸ Ð«®½¸¿»® Ù®±«°ô ¬¸» ¼¿¬» ¬¸¿¬ ¬¸» Ý±³³·¬³»²¬ ±º ¿´´ ±º ¬¸» Î»´¿¬»¼ Ý±³³·¬¬»¼ Ð«®½¸¿»® ±º «½¸ Ð«®½¸¿»® Ù®±«° ¬»®³·²¿¬» °«®«¿²¬ ¬± Í»½¬·±² ïòîîô ¿²¼ øº÷ ¬¸» Í»´´»® ¸¿´´ º¿·´ ¬± ½¿«» ¬¸» ¿³»²¼³»²¬ ±® ³±¼·º·½¿¬·±² ±º ¿²§ Ì®¿²¿½¬·±² Ü±½«³»²¬ ¿ ®»¿±²¿¾´§ ®»¯«»¬»¼ ¾§ Ú·¬½¸ô Ó±±¼§K ±® Í¬¿²¼¿®¼ ú Ð±±®Kô ¿²¼ «½¸ º¿·´«®» ¸¿´´ ½±²¬·²«» º±® êð ¼¿§ ¿º¬»® «½¸ ¿³»²¼³»²¬ ±® ³±¼·º·½¿¬·±² · ·²·¬·¿´´§ ®»¯«»¬»¼ò NÐ«®½¸¿» Ô·³·¬M ³»¿² üíîëôðððôðððô ¿ «½¸ ¿³±«²¬ ³¿§ ¾» ®»¼«½»¼ °«®«¿²¬ ¬± Í»½¬·±² ïòïø½÷ ±® ±¬¸»®©·» ·² ½±²²»½¬·±² ©·¬¸ ¿²§ Û¨·¬·²¹ Ð«®½¸¿»®ô ±® ·²½®»¿»¼ °«®«¿²¬ ¬± Í»½¬·±² ïòïøº÷ò Î»º»®»²½» ¬± ¬¸» «²«»¼ °±®¬·±² ±º ¬¸» Ð«®½¸¿» Ô·³·¬ ¸¿´´ ³»¿²ô ¿¬ ¿²§ ¬·³»ô ¬¸» Ð«®½¸¿» Ô·³·¬ ³·²« ¬¸» «³ ±º ¬¸» ¬¸»² ±«¬¬¿²¼·²¹ ß¹¹®»¹¿¬» Ý¿°·¬¿´ °´« ¬¸» ÔÝ Ð¿®¬·½·°¿¬·±² ß³±«²¬ò ë

ïòìò Ý´¿«» ø¯÷ ±º ¬¸» ¼»º·²»¼ ¬»®³ NÛ´·¹·¾´» Î»½»·ª¿¾´»M ¿°°»¿®·²¹ ·² Û¨¸·¾·¬ × ¬± ¬¸» Ð«®½¸¿» ß¹®»»³»²¬ · ¸»®»¾§ ¿³»²¼»¼ ¿²¼ ®»¬¿¬»¼ ·² ·¬ »²¬·®»¬§ ¿²¼ ± ¿³»²¼»¼ ¿²¼ ®»¬¿¬»¼ ¸¿´´ ®»¿¼ ¿ º±´´±©æ ø¯÷ ¬¸¿¬ ·º «½¸ Î»½»·ª¿¾´» ¸¿ ²±¬ §»¬ ¾»»² ¾·´´»¼ô ²± ³±®» ¬¸¿² êð ¼¿§ ¸¿ª» »¨°·®»¼ ·²½» ¬¸» ¼¿¬» ¬¸¿¬ «½¸ Î»½»·ª¿¾´» ©¿ ½®»¿¬»¼ò ïòëò Û¨¸·¾·¬ × ±º ¬¸» Ð«®½¸¿» ß¹®»»³»²¬ · ¸»®»¾§ ¿³»²¼»¼ ¾§ ¼»´»¬·²¹ ¬¸» ¼»º·²»¼ ¬»®³ NÞÌÓËM ¿²¼ NÝ·¬·M ·² ¬¸»·® ®»°»½¬·ª» »²¬·®»¬·»ò ïòêò Û¨¸·¾·¬ × ±º ¬¸» Ð«®½¸¿» ß¹®»»³»²¬ · ¸»®»¾§ ¿³»²¼»¼ ¾§ ·²»®¬·²¹ ¬¸» º±´´±©·²¹ ¼»º·²»¼ ¬»®³ ·² ¿°°®±°®·¿¬» ¿´°¸¿¾»¬·½¿´ ±®¼»®æ NÝ±²±´·¼¿¬»¼ Ì±¬¿´ Ò»¬ Ô»ª»®¿¹»M ¸¿ ¬¸» ³»¿²·²¹ »¬ º±®¬¸ ·² ¬¸» Ý®»¼·¬ ß¹®»»³»²¬ ±² ¬¸» Ú±«®¬¸ ß³»²¼³»²¬ Ûºº»½¬·ª» Ü¿¬» ©·¬¸±«¬ ¹·ª·²¹ »ºº»½¬ ¬± ¿²§ ¿³»²¼³»²¬ô «°°´»³»²¬ô ³±¼·º·½¿¬·±² ±® ©¿·ª»® ±º «½¸ ¼»º·²·¬·±² ³¿¼» ±® ¹·ª»² ¿º¬»® ¬¸» Ú±«®¬¸ ß³»²¼³»²¬ Ûºº»½¬·ª» Ü¿¬»ò NÚ±«®¬¸ ß³»²¼³»²¬ Ûºº»½¬·ª» Ü¿¬»M ³»¿² Ö«´§ ïïô îðïèò NÓËÚÙM ³»¿² ÓËÚÙ Þ¿²µô Ô¬¼ò ºñµñ¿ Ì¸» Þ¿²µ ±º Ì±µ§±óÓ·¬«¾·¸· ËÚÖô Ô¬¼ò NÍ°»½·¿´ Ñ¾´·¹±®M ¸¿ ¬¸» ³»¿²·²¹ »¬ º±®¬¸ ·² ¬¸» Ú»» Ô»¬¬»®ò NÍ°»½·¿´ Ñ¾´·¹±® Ì®·¹¹»® Ûª»²¬M ³»¿² ¬¸» ±½½«®®»²½» ±º ¿²§ ±º ¬¸» º±´´±©·²¹æ ø·÷ ¬¸» Í°»½·¿´ Ñ¾´·¹±® º¿·´ ¬± ³¿·²¬¿·² ¿ ¸±®¬ó¬»®³ ®¿¬·²¹ ±º NßóïM ±® ¾»¬¬»® ¾§ Í¬¿²¼¿®¼ ú Ð±±®K ¿²¼ NÐó ïM ±® ¾»¬¬»® ¾§ Ó±±¼§Kô ø··÷ ¬¸» ®¿¬·± ±º øß÷ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º Î»½»·ª¿¾´» ¬¸» Ñ¾´·¹±® ±º ©¸·½¸ · ¬¸» Í°»½·¿´ Ñ¾´·¹±® ¿ ¬± ©¸·½¸ ¿²§ °¿§³»²¬ô ±® °¿®¬ ¬¸»®»±ºô ®»³¿·² «²°¿·¼ º±® ïîð ±® ³±®» ¼¿§ º®±³ ¬¸» ±®·¹·²¿´ ·²ª±·½» ¼¿¬» ¬¸»®»±º ¼·ª·¼»¼ ¾§ øÞ÷ ¬¸» ¿¹¹®»¹¿¬» Ñ«¬¬¿²¼·²¹ Þ¿´¿²½» ±º ¿´´ Î»½»·ª¿¾´» ¬¸» Ñ¾´·¹±® ±º ©¸·½¸ · ¬¸» Í°»½·¿´ Ñ¾´·¹±® »¨½»»¼ ïëòððûô ø···÷ ¬¸» ¼¿¬» ¬¸¿¬ · ¬»² øïð÷ Þ«·²» Ü¿§ ¿º¬»® ¿²§ Ð«®½¸¿»® °®±ª·¼» ©®·¬¬»² ²±¬·½» ¬± ¬¸» Í»´´»®ô ¬¸» ß¼³·²·¬®¿¬±®ô ¿²¼ »¿½¸ Ð«®½¸¿»® ß¹»²¬ ¬¸¿¬ ¿ Í°»½·¿´ Ñ¾´·¹±® Ì®·¹¹»® Ûª»²¬ ¸¿´´ ¾» ¼»»³»¼ ¬± ¸¿ª» ±½½«®®»¼ò ïòéò Ý´¿«» ø´÷ ±º Û¨¸·¾·¬ Ê ¬± ¬¸» Ð«®½¸¿» ß¹®»»³»²¬ · ¸»®»¾§ ¿³»²¼»¼ ¿²¼ ®»¬¿¬»¼ ·² ·¬ »²¬·®»¬§ ¬± ®»¿¼ ¿ º±´´±©æ ê

ø´÷ ¬¸» Ð¿®»²¬ °»®³·¬ ¬¸» Ý±²±´·¼¿¬»¼ Ì±¬¿´ Ò»¬ Ô»ª»®¿¹» Î¿¬·± ¿ ±º ¬¸» ´¿¬ ¼¿§ ±º ¿²§ º·½¿´ ¯«¿®¬»® ¬± ¾» ¹®»¿¬»® ¬¸¿² íòîëæïòððå °®±ª·¼»¼ ¬¸¿¬ ·² ½±²²»½¬·±² ©·¬¸ ¿²§ ß½¯«··¬·±² ø¿ «½¸ ¬»®³ · ¼»º·²»¼ ·² ¬¸» Ý®»¼·¬ ß¹®»»³»²¬ ±² ¬¸» Ú±«®¬¸ ß³»²¼³»²¬ Ûºº»½¬·ª» Ü¿¬» ©·¬¸±«¬ ¹·ª·²¹ »ºº»½¬ ¬± ¿²§ ¿³»²¼³»²¬ô «°°´»³»²¬ô ³±¼·º·½¿¬·±² ±® ©¿·ª»® ±º «½¸ ¼»º·²·¬·±² ³¿¼» ±® ¹·ª»² ¿º¬»® ¬¸» Ú±«®¬¸ ß³»²¼³»²¬ Ûºº»½¬·ª» Ü¿¬»÷ º±® ©¸·½¸ ¬¸» ¿¹¹®»¹¿¬» ½±²·¼»®¿¬·±² »¨½»»¼ üïððôðððôððð ø¿ NÏ«¿´·º·»¼ ß½¯«··¬·±²M÷ô ¬¸» ³¿¨·³«³ Ý±²±´·¼¿¬»¼ Ì±¬¿´ Ò»¬ Ô»ª»®¿¹» Î¿¬·±ô ¿¬ ¬¸» »´»½¬·±² ±º ¬¸» Ð¿®»²¬ ø©¸·½¸ »´»½¬·±² ³¿§ ¾» ³¿¼» ²± ³±®» ¬¸¿² ¬©·½» ¼«®·²¹ ¬¸» ¬»®³ ±º ¬¸» Ý®»¼·¬ ß¹®»»³»²¬÷ô ©·¬¸ °®·±® ²±¬·½» ¬± ¬¸» ¿¼³·²·¬®¿¬·ª» ¿¹»²¬ «²¼»® ¬¸» Ý®»¼·¬ ß¹®»»³»²¬ ²±¬ ´¿¬»® ¬¸¿² ïð ¾«·²» ¼¿§ ¿º¬»® ¬¸» ¼¿¬» ±º ½±²«³³¿¬·±² ±º ¬¸» Ï«¿´·º·»¼ ß½¯«··¬·±²ô ¸¿´´ ·²½®»¿» ¬± íòëðæïòðð º±® ¬¸» º±«® øì÷ ½±²»½«¬·ª» º·½¿´ ¯«¿®¬»® °»®·±¼ ¾»¹·²²·²¹ ©·¬¸ ¬¸» º·½¿´ ¯«¿®¬»® ·² ©¸·½¸ «½¸ Ï«¿´·º·»¼ ß½¯«··¬·±² · ½±²«³³¿¬»¼ ø¿ NÔ»ª»®¿¹» ×²½®»¿» Ð»®·±¼M÷ ¿²¼ô «²´» ·²½®»¿»¼ ·² ¿½½±®¼¿²½» ©·¬¸ ¬¸» Ý®»¼·¬ ß¹®»»³»²¬ ¿ ·² »ºº»½¬ ±² ¬¸» Ú±«®¬¸ ß³»²¼³»²¬ Ûºº»½¬·ª» Ü¿¬» ©·¬¸±«¬ ¹·ª·²¹ »ºº»½¬ ¬± ¿²§ ¿³»²¼³»²¬ô «°°´»³»²¬ô ³±¼·º·½¿¬·±² ±® ©¿·ª»® ±º «½¸ ¼»º·²·¬·±² ³¿¼» ±® ¹·ª»² ¿º¬»® ¬¸» Ú±«®¬¸ ß³»²¼³»²¬ Ûºº»½¬·ª» Ü¿¬» ·² ®»°»½¬ ±º ¿ «¾»¯«»²¬ Ï«¿´·º·»¼ ß½¯«··¬·±²ô ¸¿´´ ¾» íòîëæïòðð ¿ ±º ¬¸» »²¼ ±º »¿½¸ «¾»¯«»²¬ º·½¿´ ¯«¿®¬»®å °®±ª·¼»¼ô º«®¬¸»® ¬¸¿¬ ¬¸» Ð¿®»²¬ ³¿§ ²±¬ ®»¯«»¬ ¿ »½±²¼ Ô»ª»®¿¹» ×²½®»¿» Ð»®·±¼ «²´» ¬¸» ¿½¬«¿´ Ý±²±´·¼¿¬»¼ Ì±¬¿´ Ò»¬ Ô»ª»®¿¹» ¿ ±º ¬¸» »²¼ ±º ¿¬ ´»¿¬ ¬©± øî÷ ½±²»½«¬·ª» º«´´ º·½¿´ ¯«¿®¬»® ±º ¬¸» Ð¿®»²¬ »²¼»¼ ·²½» ¬¸» ½±³³»²½»³»²¬ ±º ¬¸» º·®¬ Ô»ª»®¿¹» ×²½®»¿» Ð»®·±¼ ¸¿ ¾»»² »¯«¿´ ¬± ±® ´» ¬¸¿² îòéë ¬± ïòððò ïòèò Ì¸» Ý±³³·¬³»²¬ ±º ¬¸» Ð«®½¸¿»® ¿®» ¸»®»¾§ ¿³»²¼»¼ ¿²¼ ®»¬¿¬»¼ ¿ »¬ º±®¬¸ ¾»´±© ¬¸» ·¹²¿¬«®» ±º »¿½¸ Ð«®½¸¿»® ¸»®»¬±ò ïòçò Ì¸» Ð«®½¸¿» ß¹®»»³»²¬ · ¸»®»¾§ º«®¬¸»® ¿³»²¼»¼ ¾§ ®»°´¿½·²¹ »¿½¸ ®»º»®»²½» ¬± NÞÌÓËM ¿°°»¿®·²¹ ·² ¬¸» Ð«®½¸¿» ß¹®»»³»²¬ ©·¬¸ NÓËÚÙMò Í»½¬·±² îò Ûºº»½¬·ª»²» ±º ß³»²¼³»²¬ò ø¿÷ Ì¸· ß³»²¼³»²¬ ¸¿´´ ¾»½±³» »ºº»½¬·ª» ±² ¬¸» ¼¿¬» ¬¸¿¬ »¿½¸ ±º ¬¸» º±´´±©·²¹ ¸¿´´ ¸¿ª» ¾»»² ¿¬·º·»¼æ ø·÷ ¬¸» ß¼³·²·¬®¿¬±® ¸¿´´ ¸¿ª» ®»½»·ª»¼ ½±«²¬»®°¿®¬ ¸»®»±º »¨»½«¬»¼ ¾§ ¬¸» Í»´´»®ô ¬¸» Í»®ª·½»®ô »¿½¸ Ð«®½¸¿»® ¿²¼ ¬¸» ß¼³·²·¬®¿¬±®å ø··÷ ¬¸» Ð¿®»²¬ ¸¿´´ ¸¿ª» »¨»½«¬»¼ ¿²¼ ¼»´·ª»®»¼ ¬± ¬¸» ß¼³·²·¬®¿¬±® ¿² ¿½µ²±©´»¼¹³»²¬ ¿²¼ ½±²»²¬å é

ø···÷ ¬¸» ß¼³·²·¬®¿¬±® ¸¿´´ ¸¿ª» ®»½»·ª»¼ »¨»½«¬»¼ ½±«²¬»®°¿®¬ ±º ¬¸¿¬ ½»®¬¿·² ß³»²¼»¼ ¿²¼ Î»¬¿¬»¼ ß¼³·²·¬®¿¬±® Ú»» Ô»¬¬»® ¼¿¬»¼ ¿ ±º Ö«´§ ïïô îðïèô ¿²¼ ¿´´ º»» ¼«» ¿²¼ °¿§¿¾´» ±² ¬¸» ¼¿¬» ¸»®»±º ¿ »¬ º±®¬¸ ¬¸»®»·²å ø·ª÷ ¬¸» ß¼³·²·¬®¿¬±® ¸¿´´ ¸¿ª» ®»½»·ª»¼ ½±°·» ±º ¿´´ ¼±½«³»²¬ »ª·¼»²½·²¹ ±¬¸»® ²»½»¿®§ ½±®°±®¿¬» ¿½¬·±² ¿²¼ ¹±ª»®²³»²¬¿´ ¿°°®±ª¿´ô ·º ¿²§ô ©·¬¸ ®»°»½¬ ¬± ¬¸· ß³»²¼³»²¬ ¿²¼ ¬¸» ±¬¸»® Ì®¿²¿½¬·±² Ü±½«³»²¬å ¿²¼ øª÷ ¬¸» ß¼³·²·¬®¿¬±® ¸¿´´ ¸¿ª» ®»½»·ª»¼ «½¸ ±¬¸»® ¿¹®»»³»²¬ô ·²¬®«³»²¬ô ¼±½«³»²¬ô ½»®¬·º·½¿¬»ô ¿²¼ ±°·²·±² ¿ ¬¸» ß¼³·²·¬®¿¬±® ³¿§ ®»¿±²¿¾´§ ®»¯«»¬ò Í»½¬·±² íò Ì± ·²¼«½» ¬¸» ß¼³·²·¬®¿¬±® ¿²¼ ¬¸» Ð«®½¸¿»® ¬± »²¬»® ·²¬± ¬¸· ß³»²¼³»²¬ô ¬¸» Í»´´»® ¿²¼ Í»®ª·½»® ®»°®»»²¬ ¿²¼ ©¿®®¿²¬ ¬± ¬¸» ß¼³·²·¬®¿¬±® ¿²¼ ¬¸» Ð«®½¸¿»® ¬¸¿¬æ ø¿÷ ¬¸» ®»°®»»²¬¿¬·±² ¿²¼ ©¿®®¿²¬·» ½±²¬¿·²»¼ ·² ¬¸» Ì®¿²¿½¬·±² Ü±½«³»²¬ô ¿®» ¬®«» ¿²¼ ½±®®»½¬ ·² ¿´´ ³¿¬»®·¿´ ®»°»½¬ ¿ ±º ¬¸» ¼¿¬» ¸»®»±º ©·¬¸ ¬¸» ¿³» »ºº»½¬ ¿ ¬¸±«¹¸ ³¿¼» ±² ¬¸» ¼¿¬» ¸»®»±º ø·¬ ¾»·²¹ «²¼»®¬±±¼ ¿²¼ ¿¹®»»¼ ¬¸¿¬ ¿²§ ®»°®»»²¬¿¬·±² ±® ©¿®®¿²¬§ ©¸·½¸ ¾§ ·¬ ¬»®³ · ³¿¼» ¿ ±º ¿ °»½·º·»¼ ¼¿¬» ¸¿´´ ¾» ®»¯«·®»¼ ¬± ¾» ¬®«» ¿²¼ ½±®®»½¬ ·² ¿´´ ³¿¬»®·¿´ ®»°»½¬ ±²´§ ¿ ±º «½¸ °»½·º·»¼ ¼¿¬»÷å ø¾÷ ²± Ì»®³·²¿¬·±² Ûª»²¬ ±® Ë²³¿¬«®»¼ Ì»®³·²¿¬·±² Ûª»²¬ »¨·¬å ø½÷ ¬¸· ß³»²¼³»²¬ ¸¿ ¾»»² ¼«´§ ¿«¬¸±®·¦»¼ ¾§ ¿´´ ²»½»¿®§ ½±®°±®¿¬» °®±½»»¼·²¹ ¿²¼ ¼«´§ »¨»½«¬»¼ ¿²¼ ¼»´·ª»®»¼ ¾§ »¿½¸ ±º ¬¸» Í»´´»® ¿²¼ ¬¸» Í»®ª·½»®ô ¿²¼ ¬¸» Ð«®½¸¿» ß¹®»»³»²¬ô ¿ ¿³»²¼»¼ ¾§ ¬¸· ß³»²¼³»²¬ô ¿²¼ »¿½¸ ±º ¬¸» ±¬¸»® Ì®¿²¿½¬·±² Ü±½«³»²¬ ¿®» ¬¸» ´»¹¿´ô ª¿´·¼ ¿²¼ ¾·²¼·²¹ ±¾´·¹¿¬·±² ±º ¬¸» Í»´´»® ¿²¼ ¬¸» Í»®ª·½»®ô »²º±®½»¿¾´» ¿¹¿·²¬ ¬¸» Í»´´»® ¿²¼ ¬¸» Í»®ª·½»® ·² ¿½½±®¼¿²½» ©·¬¸ ¬¸»·® ®»°»½¬·ª» ¬»®³ô »¨½»°¬ ¿ »²º±®½»¿¾·´·¬§ ³¿§ ¾» ´·³·¬»¼ ¾§ ¾¿²µ®«°¬½§ô ·²±´ª»²½§ ±® ±¬¸»® ·³·´¿® ´¿© ±º ¹»²»®¿´ ¿°°´·½¿¬·±² ¿ºº»½¬·²¹ ¬¸» »²º±®½»³»²¬ ±º ½®»¼·¬±®K ®·¹¸¬ ±® ¾§ ¹»²»®¿´ °®·²½·°´» ±º »¯«·¬§å ¿²¼ ø¼÷ ²± ½±²»²¬ô ¿°°®±ª¿´ô ¿«¬¸±®·¦¿¬·±²ô ±®¼»®ô ®»¹·¬®¿¬·±² ±® ¯«¿´·º·½¿¬·±² ©·¬¸ ¿²§ ¹±ª»®²³»²¬¿´ ¿«¬¸±®·¬§ · ®»¯«·®»¼ º±®ô ¿²¼ ·² ¬¸» ¿¾»²½» ±º ©¸·½¸ ©±«´¼ ¿¼ª»®»´§ »ºº»½¬ô ¬¸» ´»¹¿´ ¿²¼ ª¿´·¼ »¨»½«¬·±² ¿²¼ ¼»´·ª»®§ ±® °»®º±®³¿²½» ¾§ ¬¸» Í»´´»® ±® ¬¸» Í»®ª·½»® ±º ¬¸· ß³»²¼³»²¬ ±® ¬¸» °»®º±®³¿²½» ¾§ ¬¸» Í»´´»® ±® ¬¸» Í»®ª·½»® ±º ¬¸» Ð«®½¸¿» ß¹®»»³»²¬ô ¿ ¿³»²¼»¼ ¾§ ¬¸· ß³»²¼³»²¬ô ±® ¿²§ ±¬¸»® Ì®¿²¿½¬·±² Ü±½«³»²¬ ¬± ©¸·½¸ ¬¸»§ ¿®» ¿ °¿®¬§ò Í»½¬·±² ìò Ì¸» Í»´´»® ¿²¼ »¿½¸ Ð«®½¸¿»® ¿½µ²±©´»¼¹» ¿²¼ ¿¹®»» ¬¸¿¬ ¬¸» ®»¼«½¬·±² ±º ¬¸» Ð«®½¸¿» Ô·³·¬ ·² ½±²²»½¬·±² ©·¬¸ ¬¸· ß³»²¼³»²¬ ¸¿´´ ¾» ³¿¼» ¾§ ¬¸» ²±²ó®¿¬¿¾´» ®»¼«½¬·±² ·² ¬¸» Ý±³³·¬³»²¬ ±º ¬¸» Ð«®½¸¿»®ô ¿²¼ »¿½¸ Ð«®½¸¿»® ¿¹®»» ¬± ³¿µ» «½¸ °«®½¸¿» ¿²¼ ¿´» ±º ·²¬»®»¬ ·² ¬¸» Ð«®½¸¿»¼ ×²¬»®»¬ ±«¬¬¿²¼·²¹ ±² ¬¸» ¼¿¬» ¸»®»±º ¿³±²¹ ¬¸»³»´ª» ·² ¬¸» ¿³±«²¬ »¬ º±®¬¸ ·² Í½¸»¼«´» × ¸»®»¬± ± ¬¸¿¬ ¿º¬»® ¹·ª·²¹ »ºº»½¬ ¬± «½¸ °«®½¸¿» ¿²¼ ¿´»ô »¿½¸ Ð«®½¸¿»® ¿²¼ ¬¸»·® ®»´¿¬»¼ Ð«®½¸¿»® Ù®±«° · ¬¸»² ¸±´¼·²¹ ·¬ ®»´»ª¿²¬ Î¿¬¿¾´» Í¸¿®» ±º ¬¸» ß¹¹®»¹¿¬» Ý¿°·¬¿´ ¾¿»¼ ±² ¬¸» Ý±³³·¬³»²¬ ¿ »¬ º±®¬¸ ±² ¬¸» ·¹²¿¬«®» °¿¹» ¸»®»¬±ò Í«½¸ °«®½¸¿» ¿²¼ ¿´» ¸¿´´ ¾» ¿®®¿²¹»¼ ¬¸®±«¹¸ ¬¸» ß¼³·²·¬®¿¬±® ©¸± ¸¿´´ ¼·¬®·¾«¬» ¿²§ ¿³±«²¬ ®»½»·ª»¼ ¬± ¬¸» Ð«®½¸¿»® ·² ¿½½±®¼¿²½» ©·¬¸ ¬¸» º±®»¹±·²¹ô ¿²¼ »¿½¸ Ð«®½¸¿»® ¸»®»¾§ ¿¹®»» ¬± »¨»½«¬» «½¸ º«®¬¸»® ·²¬®«³»²¬ ¿²¼ ¼±½«³»²¬ô ·º ¿²§ô ¿ ¬¸» ß¼³·²·¬®¿¬±® ³¿§ ®»¿±²¿¾´§ ®»¯«»¬ ·² ½±²²»½¬·±² ¬¸»®»©·¬¸ò è

Í»½¬·±² ëò Ì¸· ß³»²¼³»²¬ ³¿§ ¾» »¨»½«¬»¼ ·² ¿²§ ²«³¾»® ±º ½±«²¬»®°¿®¬ ¿²¼ ¾§ ¬¸» ¼·ºº»®»²¬ °¿®¬·» ±² »°¿®¿¬» ½±«²¬»®°¿®¬ ¿²¼ »¿½¸ «½¸ ½±«²¬»®°¿®¬ ¸¿´´ ¾» ¼»»³»¼ ¬± ¾» ¿² ±®·¹·²¿´ô ¾«¬ ¿´´ «½¸ ½±«²¬»®°¿®¬ ¸¿´´ ¬±¹»¬¸»® ½±²¬·¬«¬» ¾«¬ ±²» ¿²¼ ¬¸» ¿³» ß³»²¼³»²¬ò Í»½¬·±² êò Û¨½»°¬ ¿ °»½·º·½¿´´§ °®±ª·¼»¼ ¿¾±ª»ô ¬¸» Ð«®½¸¿» ß¹®»»³»²¬ ¿²¼ ¬¸» ±¬¸»® Ì®¿²¿½¬·±² Ü±½«³»²¬ ¸¿´´ ®»³¿·² ·² º«´´ º±®½» ¿²¼ »ºº»½¬ ¿²¼ ¿®» ¸»®»¾§ ®¿¬·º·»¼ ¿²¼ ½±²º·®³»¼ ·² ¿´´ ®»°»½¬ò Ì¸» »¨»½«¬·±²ô ¼»´·ª»®§ô ¿²¼ »ºº»½¬·ª»²» ±º ¬¸· ß³»²¼³»²¬ ¸¿´´ ²±¬ ±°»®¿¬» ¿ ¿ ©¿·ª»® ±º ¿²§ ®·¹¸¬ô °±©»®ô ±® ®»³»¼§ ±º ¿²§ ß¼³·²·¬®¿¬±® ±® ¿²§ Ð«®½¸¿»® «²¼»® ¬¸» Ð«®½¸¿» ß¹®»»³»²¬ ±® ¿²§ ±º ¬¸» ±¬¸»® Ì®¿²¿½¬·±² Ü±½«³»²¬ô ²±® ½±²¬·¬«¬» ¿ ©¿·ª»® ±® ³±¼·º·½¿¬·±² ±º ¿²§ °®±ª··±² ±º ¿²§ ±º ¬¸» ±¬¸»® Ì®¿²¿½¬·±² Ü±½«³»²¬ò ß´´ ¼»º·²»¼ ¬»®³ «»¼ ¸»®»·² ¿²¼ ²±¬ ¼»º·²»¼ ¸»®»·² ¸¿´´ ¸¿ª» ¬¸» ¿³» ³»¿²·²¹ ¸»®»·² ¿ ·² ¬¸» Ð«®½¸¿» ß¹®»»³»²¬ò Ì¸» Í»´´»® ¿¹®»» ¬± °¿§ ±² ¼»³¿²¼ ¿´´ ½±¬ ¿²¼ »¨°»²» ø·²½´«¼·²¹ ®»¿±²¿¾´» º»» ¿²¼ »¨°»²» ±º ½±«²»´÷ ±º ±® ·²½«®®»¼ ¾§ ¬¸» ß¼³·²·¬®¿¬±® ¿²¼ »¿½¸ Ð«®½¸¿»® ß¼³·²·¬®¿¬±® ·² ½±²²»½¬·±² ©·¬¸ ¬¸» ²»¹±¬·¿¬·±²ô °®»°¿®¿¬·±²ô »¨»½«¬·±² ¿²¼ ¼»´·ª»®§ ±º ¬¸· ß³»²¼³»²¬ò Í»½¬·±² éò Ì¸· ß³»²¼³»²¬ ¿²¼ ¬¸» ®·¹¸¬ ¿²¼ ±¾´·¹¿¬·±² ±º ¬¸» °¿®¬·» ¸»®»«²¼»® ¸¿´´ ¾» ½±²¬®«»¼ ·² ¿½½±®¼¿²½» ©·¬¸ ¿²¼ ¾» ¹±ª»®²»¼ ¾§ ¬¸» ´¿© ±º ¬¸» Í¬¿¬» ±º Ò»© Ç±®µò ç

ÙÑÌØßÓ ÚËÒÜ×ÒÙ ÝÑÎÐÑÎßÌ×ÑÒô ¿ Ý±²¼«·¬ Ð«®½¸¿»® Þ§æÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁ Ò¿³»æ ÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁ Ì·¬´»æ ÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁÁ Íóë Ú±«®¬¸ ß³»²¼³»²¬ ¬± ß³»²¼»¼ ¿²¼ Î»¬¿¬»¼ Î»½»·ª¿¾´» Ð«®½¸¿» ß¹®»»³»²¬

ÎÛßÚÚ×ÎÓßÌ×ÑÒô ßÝÕÒÑÉÔÛÜÙÛÓÛÒÌ ßÒÜ ÝÑÒÍÛÒÌ ÑÚ ÐÛÎÚÑÎÓßÒÝÛ ÙËßÎßÒÌÑÎ Ì¸» «²¼»®·¹²»¼ô ÕÒ×ÙØÌóÍÉ×ÚÌ ÌÎßÒÍÐÑÎÌßÌ×ÑÒ ØÑÔÜ×ÒÙÍ ×ÒÝò ÚñÕñß ÍÉ×ÚÌ ÌÎßÒÍÐÑÎÌßÌ×ÑÒ ÝÑÓÐßÒÇ øNÐ»®º±®³¿²½» Ù«¿®¿²¬±®M÷ô ¸»®»¬±º±®» »¨»½«¬»¼ ¿²¼ ¼»´·ª»®»¼ ¬± ÐÒÝ ÞßÒÕô ÒßÌ×ÑÒßÔ ßÍÍÑÝ×ßÌ×ÑÒ øNß¼³·²·¬®¿¬±®M÷ ¿ Ð»®º±®³¿²½» Ù«¿®¿²¬§ ¼¿¬»¼ ¿ ±º Ö«²» èô îðïï ø¿ ¬¸» ¿³» ³¿§ ¾» ¿³»²¼»¼ô ®»¬¿¬»¼ô «°°´»³»²¬»¼ ±® ³±¼·º·»¼ º®±³ ¬·³» ¬± ¬·³»ô ¬¸» NÐ»®º±®³¿²½» Ù«¿®¿²¬§M÷ò Ý¿°·¬¿´·¦»¼ ¬»®³ «»¼ ø¾«¬ ²±¬ ¼»º·²»¼÷ ¸»®»·² ¸¿ª» ¬¸» ³»¿²·²¹ ¿·¹²»¼ ¬¸»®»¬± ·² ¬¸» Ð»®º±®³¿²½» Ù«¿®¿²¬§ò Ñ² ¬¸» ¼¿¬» ¸»®»±ºô ¬¸» «²¼»®·¹²»¼ ¿½µ²±©´»¼¹» ¿²¼ ½±²»²¬ ¬± ¬¸» Ú±«®¬¸ ß³»²¼³»²¬ ¬± ß³»²¼»¼ ¿²¼ Î»¬¿¬»¼ Î»½»·ª¿¾´» Ð«®½¸¿» ß¹®»»³»²¬ ¼¿¬»¼ Ö«´§ ïïô îðïèô ¿²¼ ½±²º·®³ ¬¸¿¬ ¬¸» Ð»®º±®³¿²½» Ù«¿®¿²¬§ô ¿²¼ ¿´´ ±¾´·¹¿¬·±² ±º ¬¸» «²¼»®·¹²»¼ ¬¸»®»«²¼»®ô ®»³¿·² ·² º«´´ º±®½» ¿²¼ »ºº»½¬ò Ì¸» «²¼»®·¹²»¼ º«®¬¸»® ¿¹®»» ¬¸¿¬ ¬¸» ½±²»²¬ ±º ¬¸» «²¼»®·¹²»¼ ¬± ¿²§ º«®¬¸»® ¿³»²¼³»²¬ ¬± ø·÷ ¬¸» Í¿´» ß¹®»»³»²¬ô ø··÷ ¬¸» Î»½»·ª¿¾´» Ð«®½¸¿» ß¹®»»³»²¬ ¿²¼ ø···÷ ¿²§ ±¬¸»® Ì®¿²¿½¬·±² Ü±½«³»²¬ ¸¿´´ ²±¬ ¾» ®»¯«·®»¼ ¿ ¿ ®»«´¬ ±º ¬¸· ½±²»²¬ ¸¿ª·²¹ ¾»»² ±¾¬¿·²»¼ô »¨½»°¬ ¬± ¬¸» »¨¬»²¬ô ·º ¿²§ô ®»¯«·®»¼ ¾§ ¬¸» Ð»®º±®³¿²½» Ù«¿®¿²¬§ ®»º»®®»¼ ¬± ¿¾±ª»ò Ì¸» «²¼»®·¹²»¼ ¿½µ²±©´»¼¹» ¬¸¿¬ ¬¸» ß¼³·²·¬®¿¬±® · ®»´§·²¹ ±² ¬¸» ¿«®¿²½» °®±ª·¼»¼ ¸»®»·² ·² »²¬»®·²¹ ·²¬± ¬¸» ¿¹®»»³»²¬ »¬ º±®¬¸ ¿¾±ª»ò